                                                                    Exhibit 99.2
--------------------------------------------------------------------------------
                                                        Monthly Operating Report


  --------------------------------------------
  CASE NAME: KITTY HAWK AIRCARGO, INC.                       ACCRUAL BASIS
  --------------------------------------------

  --------------------------------------------
  CASE NUMBER: 400-42142-BJH-11                           02/13/95, RWD, 2/96
  --------------------------------------------

  --------------------------------------------
  JUDGE: BARBARA J. HOUSER
  --------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2001


  IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE
  UNITED STATES CODE, I DECLARE UNDER PENALTY OF
  PERJURY THAT I HAVE EXAMINED THE FOLLOWING
  MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH
  ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS
  AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS
  ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF
  THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS
  BASED ON ALL INFORMATION OF WHICH PREPARER HAS
  ANY KNOWLEDGE.

  RESPONSIBLE PARTY:

  /s/ Drew Keith                                 CHIEF FINANCIAL OFFICER
  --------------------------------------------   -----------------------------
  ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

  DREW KEITH                                              10/19/2001
  --------------------------------------------   -----------------------------
  PRINTED NAME OF RESPONSIBLE PARTY                           DATE

  PREPARER:

  /s/ Kevin K. Craig                             CONTROLLER, KITTY HAWK INC.
  --------------------------------------------   -----------------------------
  ORIGINAL SIGNATURE OF PREPARER                             TITLE

  KEVIN K. CRAIG                                          10/19/2001
  --------------------------------------------   -----------------------------
  PRINTED NAME OF PREPARER                                    DATE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        ---------------------------------------
        CASE NAME: KITTY HAWK AIRCARGO, INC.                 ACCRUAL BASIS-1
        ---------------------------------------

        ---------------------------------------
        CASE NUMBER: 400-42142-BJH-11                      02/13/95, RWD, 2/96
        ---------------------------------------

        ---------------------------------------

        COMPARATIVE BALANCE SHEET

        --------------------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE           MONTH               MONTH                     MONTH
                                                                   ---------------------------------------------------------------
        ASSETS                                      AMOUNT               JULY, 2001        AUGUST, 2001         SEPTEMBER, 2001
        --------------------------------------------------------------------------------------------------------------------------
        1.      UNRESTRICTED CASH                   $     16,904         $     20,702        $     20,602            $     18,835
        --------------------------------------------------------------------------------------------------------------------------
        2.      RESTRICTED CASH                     $          0         $          0        $          0            $          0
        --------------------------------------------------------------------------------------------------------------------------
        3.      TOTAL CASH                          $     16,904         $     20,702        $     20,602            $     18,835
        --------------------------------------------------------------------------------------------------------------------------
        4.      ACCOUNTS RECEIVABLE (NET)           $ 29,303,045         $ 14,901,762        $ 10,385,103            $  4,302,519
        --------------------------------------------------------------------------------------------------------------------------
        5.      INVENTORY                           $  1,508,508         $  2,038,849        $  2,024,478            $  1,496,174
        --------------------------------------------------------------------------------------------------------------------------
        6.      NOTES RECEIVABLE                    $          0         $          0        $          0            $          0
        --------------------------------------------------------------------------------------------------------------------------
        7.      PREPAID EXPENSES                    $  2,294,717         $ 10,247,634        $  6,617,091            $  5,465,457
        --------------------------------------------------------------------------------------------------------------------------
        8.      OTHER (ATTACH LIST)                 $111,256,463         ($23,920,014)       ($15,950,918)           ($14,751,041)
        --------------------------------------------------------------------------------------------------------------------------
        9.      TOTAL CURRENT ASSETS                $144,379,636         $  3,288,933        $  3,096,356             ($3,468,056)
        --------------------------------------------------------------------------------------------------------------------------
        10.     PROPERTY, PLANT & EQUIPMENT         $166,772,560         $202,261,138        $135,178,815            $130,756,012
        --------------------------------------------------------------------------------------------------------------------------
        11.     LESS: ACCUMULATED
                DEPRECIATION / DEPLETION            $          0         $ 62,349,337        $ 64,206,818            $ 62,748,854
        --------------------------------------------------------------------------------------------------------------------------
        12.     NET PROPERTY, PLANT &
                EQUIPMENT                           $166,772,560         $139,911,801        $ 70,971,997            $ 68,007,158
        --------------------------------------------------------------------------------------------------------------------------
        13.     DUE FROM INSIDERS
        --------------------------------------------------------------------------------------------------------------------------
        14.     OTHER ASSETS - NET OF
                AMORTIZATION (ATTACH LIST)          $          0         $  2,320,685        $  2,320,685            $  2,020,505
        --------------------------------------------------------------------------------------------------------------------------
        15.     OTHER (ATTACH LIST)                 $          0
        --------------------------------------------------------------------------------------------------------------------------
        16.     TOTAL ASSETS                        $311,152,196         $145,521,419        $ 76,389,038            $ 66,559,607
        --------------------------------------------------------------------------------------------------------------------------
        POSTPETITION LIABILITIES
        --------------------------------------------------------------------------------------------------------------------------
        17.     ACCOUNTS PAYABLE                                         $  1,929,588        $  1,056,048            $    399,009
        --------------------------------------------------------------------------------------------------------------------------
        18.     TAXES PAYABLE                                            $     26,000        $     28,000            $     10,000
        --------------------------------------------------------------------------------------------------------------------------
        19.     NOTES PAYABLE                                            $          0        $          0            $          0
        --------------------------------------------------------------------------------------------------------------------------
        20.     PROFESSIONAL FEES                                        $          0        $          0            $          0
        --------------------------------------------------------------------------------------------------------------------------
        21.     SECURED DEBT                                             $  7,324,291        $  7,178,460            $  7,031,475
        --------------------------------------------------------------------------------------------------------------------------
        22.     OTHER (ATTACH LIST)                                      $  5,434,639        ($24,801,604)           ($30,520,575)
        --------------------------------------------------------------------------------------------------------------------------
        23.     TOTAL POSTPETITION
                LIABILITIES                                              $ 14,714,518        ($16,539,096)           ($23,080,091)
        --------------------------------------------------------------------------------------------------------------------------
        PREPETITION LIABILITIES
        --------------------------------------------------------------------------------------------------------------------------
        24.     SECURED DEBT                                             $ 22,600,000        $ 22,600,000            $ 22,390,250
        --------------------------------------------------------------------------------------------------------------------------
        25.     PRIORITY DEBT                       $  2,177,962         $          0        $          0            $          0
        --------------------------------------------------------------------------------------------------------------------------
        26.     UNSECURED DEBT                      $184,252,878         $ 29,944,591        $ 29,944,591            $ 29,944,591
        --------------------------------------------------------------------------------------------------------------------------
        27.     OTHER (ATTACH LIST)                 $          0         $ 19,797,395        $ 19,782,895            $ 21,068,395
        --------------------------------------------------------------------------------------------------------------------------
        28.     TOTAL PREPETITION LIABILITIES       $186,430,840         $ 72,341,986        $ 72,327,486            $ 73,403,236
        --------------------------------------------------------------------------------------------------------------------------
        29.     TOTAL LIABILITIES                   $186,430,840         $ 87,056,504        $ 55,788,390            $ 50,323,145
        --------------------------------------------------------------------------------------------------------------------------
        EQUITY
        --------------------------------------------------------------------------------------------------------------------------
        30.     PREPETITION OWNERS' EQUITY                               $ 69,645,449        $ 69,645,449            $ 69,645,449
        --------------------------------------------------------------------------------------------------------------------------
        31.     POSTPETITION CUMULATIVE
                PROFIT OR (LOSS)                                         ($11,180,534)       ($49,044,801)           ($53,408,987)
        --------------------------------------------------------------------------------------------------------------------------
        32.     DIRECT CHARGES TO EQUITY
                (ATTACH EXPLANATION)                                     $          0        $          0
        --------------------------------------------------------------------------------------------------------------------------
        33.     TOTAL EQUITY                        $          0         $ 58,464,915        $ 20,600,648            $ 16,236,462
        --------------------------------------------------------------------------------------------------------------------------
        34.     TOTAL LIABILITIES &
                OWNERS' EQUITY                      $186,430,840         $145,521,419        $ 76,389,038            $ 66,559,607
        --------------------------------------------------------------------------------------------------------------------------
                                                                         $          0        $          0            $          0
------------------------------------------------------------------------------------------------------------------------------------

    ============================================================================
                                                       Monthly Operating Report

    ------------------------------------------
    CASE NAME: KITTY HAWK AIRCARGO, INC.             ACCRUAL BASIS-2
    ------------------------------------------

    ------------------------------------------
    CASE NUMBER: 400-42142-BJH-11                      02/13/95, RWD, 2/96
    ------------------------------------------

    -----------------------------------
    INCOME STATEMENT

    -----------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
                                                            MONTH               MONTH                MONTH             QUARTER
                                                       --------------------------------------------------------
    REVENUES                                             JULY, 2001          AUGUST, 2001       SEPTEMBER, 2001         TOTAL
    --------------------------------------------------------------------------------------------------------------------------------
    1.       GROSS REVENUES                            $ 9,698,214           $ 9,409,193             $2,068,654         $21,176,061
    --------------------------------------------------------------------------------------------------------------------------------
    2.       LESS: RETURNS & DISCOUNTS                 $         0           $         0             $        0         $         0
    --------------------------------------------------------------------------------------------------------------------------------
    3.       NET REVENUE                               $ 9,698,214           $ 9,409,193             $2,068,654         $21,176,061
    --------------------------------------------------------------------------------------------------------------------------------
    COST OF GOODS SOLD
    --------------------------------------------------------------------------------------------------------------------------------
    4.       MATERIAL                                  $         0           $         0             $        0         $         0
    --------------------------------------------------------------------------------------------------------------------------------
    5.       TOTAL CASH                                $         0           $         0             $        0         $         0
    --------------------------------------------------------------------------------------------------------------------------------
    6.       DIRECT OVERHEAD                           $         0           $         0             $        0         $         0
    --------------------------------------------------------------------------------------------------------------------------------
    7.       TOTAL COST OF GOODS SOLD                  $         0           $         0             $        0         $         0
    --------------------------------------------------------------------------------------------------------------------------------
    8.       GROSS PROFIT                              $ 9,698,214           $ 9,409,193             $2,068,654         $21,176,061
    --------------------------------------------------------------------------------------------------------------------------------
    OPERATING EXPENSES
    --------------------------------------------------------------------------------------------------------------------------------
    9.       OFFICER/INSIDER COMPENSATION              $    29,166           $    29,166             $   29,166         $    87,498
    --------------------------------------------------------------------------------------------------------------------------------
    10.      SELLING & MARKETING                       $         0           $         0             $        0         $         0
    --------------------------------------------------------------------------------------------------------------------------------
    11.      GENERAL & ADMINISTRATIVE                  $   911,920           $ 1,050,849             $  545,891         $ 2,508,660
    --------------------------------------------------------------------------------------------------------------------------------
    12.      RENT & LEASE                              $ 2,054,140           $ 2,017,147             $2,144,425         $ 6,215,712
    --------------------------------------------------------------------------------------------------------------------------------
    13.      OTHER (ATTACH LIST)                       $10,267,185           $71,628,972             $5,915,885         $87,812,042
    --------------------------------------------------------------------------------------------------------------------------------
    14.      TOTAL OPERATING EXPENSES                  $13,262,411           $74,726,134             $8,635,367         $96,623,912
    --------------------------------------------------------------------------------------------------------------------------------
    15.      INCOME BEFORE NON-OPERATING
             INCOME & EXPENSE                          ($3,564,197)         ($65,316,941)           ($6,566,713)       ($75,447,851)
    --------------------------------------------------------------------------------------------------------------------------------
    OTHER INCOME & EXPENSES
    --------------------------------------------------------------------------------------------------------------------------------
    16.      NON-OPERATING INCOME (ATT. LIST)              ($1,557)              ($4,424)                 ($155)            ($6,136)
    --------------------------------------------------------------------------------------------------------------------------------
    17.      NON-OPERATING EXPENSE (ATT. LIST)         $         0           $         0             $        0         $         0
    --------------------------------------------------------------------------------------------------------------------------------
    18.      INTEREST EXPENSE                          $   246,770           $   236,105             $  122,993         $   605,868
    --------------------------------------------------------------------------------------------------------------------------------
    19.      DEPRECIATION/DEPLETION                    $    95,045           $    95,966             $   88,826         $   279,837
    --------------------------------------------------------------------------------------------------------------------------------
    20.      AMORTIZATION                              $         0           $         0             $        0         $         0
    --------------------------------------------------------------------------------------------------------------------------------
    21.      OTHER (ATTACH LIST)                       ($3,269,653)          ($2,537,475)            $  495,013         ($5,312,115)
    --------------------------------------------------------------------------------------------------------------------------------
    22.      NET OTHER INCOME & EXPENSES               ($2,929,395)          ($2,209,828)            $  706,677         ($4,432,546)
    --------------------------------------------------------------------------------------------------------------------------------
    REORGANIZATION EXPENSES
    --------------------------------------------------------------------------------------------------------------------------------
    23.      PROFESSIONAL FEES                         $         0           $         0             $        0         $         0
    --------------------------------------------------------------------------------------------------------------------------------
    24.      U.S. TRUSTEE FEES                         $         0           $         0             $      250         $       250
    --------------------------------------------------------------------------------------------------------------------------------
    25.      OTHER (ATTACH LIST)                       $         0           $         0             $        0         $         0
    --------------------------------------------------------------------------------------------------------------------------------
    26.      TOTAL REORGANIZATION EXPENSES             $         0           $         0             $      250         $       250
    --------------------------------------------------------------------------------------------------------------------------------
    27.      INCOME TAX                                  ($253,921)         ($25,242,846)           ($2,909,456)       ($28,406,223)
    --------------------------------------------------------------------------------------------------------------------------------
    28.      NET PROFIT (LOSS)                           ($380,881)         ($37,864,267)           ($4,364,184)       ($42,609,332)
    --------------------------------------------------------------------------------------------------------------------------------
                                                       $         0           $         0             $        0
====================================================================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

   --------------------------------------------
   CASE NAME: KITTY HAWK AIRCARGO, INC.             ACCRUAL BASIS-3
   --------------------------------------------

   --------------------------------------------
   CASE NUMBER: 400-42142-BJH-11                        02/13/95, RWD, 2/96
   --------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                                     MONTH            MONTH                  MONTH             QUARTER
                                                   --------------------------------------------------------------
   DISBURSEMENTS                                      JULY, 2001       AUGUST, 2001         SEPTEMBER, 2001          TOTAL
   ---------------------------------------------------------------------------------------------------------------------------------
   1.     CASH - BEGINNING OF MONTH                    $    20,721         $    20,702              $   20,602          $    20,721
   ---------------------------------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   ---------------------------------------------------------------------------------------------------------------------------------
   2.     CASH SALES                                   $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   ---------------------------------------------------------------------------------------------------------------------------------
   3.     PREPETITION                                  $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   4.     TOTAL CASH                                   $10,804,697         $15,897,736              $7,792,017          $34,494,450
   ---------------------------------------------------------------------------------------------------------------------------------
   5.     TOTAL OPERATING RECEIPTS                     $10,804,697         $15,897,736              $7,792,017          $34,494,450
   ---------------------------------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   ---------------------------------------------------------------------------------------------------------------------------------
   6.     LOANS & ADVANCES (ATTACH LIST)               $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   7.     SALE OF ASSETS                               $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   8.     OTHER (ATTACH LIST)                         ($10,804,716)       ($15,897,836)            ($7,793,784)        ($34,496,336)
   ---------------------------------------------------------------------------------------------------------------------------------
   9.     TOTAL NON-OPERATING RECEIPTS                ($10,804,716)       ($15,897,836)            ($7,793,784)        ($34,496,336)
   ---------------------------------------------------------------------------------------------------------------------------------
   10.    TOTAL RECEIPTS                                      ($19)              ($100)                ($1,767)             ($1,886)
   ---------------------------------------------------------------------------------------------------------------------------------
   11.    TOTAL CASH AVAILABLE                         $    20,702         $    20,602              $   18,835          $    18,835
   ---------------------------------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   ---------------------------------------------------------------------------------------------------------------------------------
   12.    NET PAYROLL                                  $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   13.    PAYROLL TAXES PAID                           $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   14.    SALES, USE & OTHER TAXES PAID                $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   15.    SECURED/RENTAL/LEASES                        $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   16.    UTILITIES                                    $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   17.    INSURANCE                                    $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   18.    INVENTORY PURCHASES                          $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   19.    VEHICLE EXPENSES                             $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   20.    TRAVEL                                       $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   21.    ENTERTAINMENT                                $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   22.    REPAIRS & MAINTENANCE                        $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   23.    SUPPLIES                                     $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   24.    ADVERTISING                                  $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   25.    OTHER (ATTACH LIST)                          $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   26.    TOTAL OPERATING DISBURSEMENTS                $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ---------------------------------------------------------------------------------------------------------------------------------
   27.    PROFESSIONAL FEES                            $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   28.    U.S. TRUSTEE FEES                            $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   29.    OTHER (ATTACH LIST)                          $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   30.    TOTAL REORGANIZATION EXPENSES                $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   31.    TOTAL DISBURSEMENTS                          $         0         $         0              $        0          $         0
   ---------------------------------------------------------------------------------------------------------------------------------
   32.    NET CASH FLOW                                       ($19)              ($100)                ($1,767)             ($1,886)
   ---------------------------------------------------------------------------------------------------------------------------------
   33.    CASH - END OF MONTH                          $    20,702         $    20,602              $   18,835          $    18,835
   ---------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                      Monthly Operating Report

       ------------------------------------------
       CASE NAME: KITTY HAWK AIRCARGO, INC.        ACCRUAL BASIS-4
       ------------------------------------------

       ------------------------------------------
       CASE NUMBER: 400-42142-BJH-11                  02/13/95, RWD, 2/96
       ------------------------------------------

       ----------------------------------------------------------------------------------------------------------------------------
                                                                 SCHEDULE         MONTH               MONTH           MONTH
                                                                               ----------------------------------------------------
       ACCOUNTS RECEIVABLE AGING                                  AMOUNT          JULY, 2001      AUGUST, 2001     SEPTEMBER, 2001
       ----------------------------------------------------------------------------------------------------------------------------

       1.      0-30                                            $27,808,237       $12,039,698       $10,275,075        $4,192,838
       ----------------------------------------------------------------------------------------------------------------------------
       2.      31-60                                           $   648,873          ($67,909)         ($18,798)       $    4,093
       ----------------------------------------------------------------------------------------------------------------------------
       3.      61-90                                           $   923,454          ($49,158)         ($61,934)         ($13,023)
       ----------------------------------------------------------------------------------------------------------------------------
       4.      91+                                                ($77,519)      $ 2,538,179       $ 1,484,453        $1,410,287
       ----------------------------------------------------------------------------------------------------------------------------
       5.      TOTAL ACCOUNTS RECEIVABLE                       $29,303,045       $14,460,810       $11,678,796        $5,594,195
       ----------------------------------------------------------------------------------------------------------------------------
       6.      TOTAL CASH
       ----------------------------------------------------------------------------------------------------------------------------
       7.      ACCOUNTS RECEIVABLE  (NET)                      $29,303,045       $14,460,810       $11,678,796        $5,594,195
       ============================================================================================================================

       ------------------------------------------

       AGING OF POSTPETITION TAXES AND PAYABLES                                                 MONTH: SEPTEMBER, 2001
                                                                                                       ----------------------------

       ----------------------------------------------------------------------------------------------------------------------------
                                                0-30              31-60          61-90            91+
       TAXES PAYABLE                            DAYS              DAYS           DAYS             DAYS             TOTAL
       ----------------------------------------------------------------------------------------------------------------------------
       1.      FEDERAL                             $      0          $     0         $     0         $      0              $     0
       ----------------------------------------------------------------------------------------------------------------------------
       2.      STATE                               $ 10,000          $     0         $     0         $      0              $ 10,000
       ----------------------------------------------------------------------------------------------------------------------------
       3.      LOCAL                                                 $     0         $     0         $      0              $      0
       ----------------------------------------------------------------------------------------------------------------------------
       4.      OTHER (ATTACH LIST)                                   $     0         $     0         $      0              $      0
       ----------------------------------------------------------------------------------------------------------------------------
       5.      TOTAL TAXES PAYABLE                 $ 10,000          $     0         $     0         $      0              $ 10,000
       ----------------------------------------------------------------------------------------------------------------------------

       ----------------------------------------------------------------------------------------------------------------------------
       6.      ACCOUNTS PAYABLE                    $221,312          $57,794        ($16,869)        $136,772              $399,009
       ============================================================================================================================

                                                                                                                           $      0

       -------------------------------

       STATUS OF POSTPETITION TAXES                                                             MONTH: SEPTEMBER, 2001
                                                                                                       ----------------------------
       -------------------------------

       ----------------------------------------------------------------------------------------------------------------------------
                                                              BEGINNING           AMOUNT                              ENDING
                                                                 TAX           WITHHELD AND/     AMOUNT                TAX
       FEDERAL                                               LIABILITY*         0R ACCRUED        PAID              LIABILITY
       ----------------------------------------------------------------------------------------------------------------------------
       1.      WITHHOLDING**                                         $     0           $759,754           $759,754          $     0
       ----------------------------------------------------------------------------------------------------------------------------
       2.      FICA-EMPLOYEE**                                       $     0                                                $     0
       ----------------------------------------------------------------------------------------------------------------------------
       3.      FICA-EMPLOYER**                                       $     0                                                $     0
       ----------------------------------------------------------------------------------------------------------------------------
       4.      UNEMPLOYMENT                                          $     0                                                $     0
       ----------------------------------------------------------------------------------------------------------------------------
       5.      INCOME                                                $     0           $      0           $      0          $     0
       ----------------------------------------------------------------------------------------------------------------------------
       6.      OTHER (ATTACH LIST)                                   $     0                                                $     0
       ----------------------------------------------------------------------------------------------------------------------------
       7.      TOTAL  FEDERAL  TAXES                                 $     0           $759,754           $759,754          $     0
       ----------------------------------------------------------------------------------------------------------------------------
       STATE AND LOCAL
       ----------------------------------------------------------------------------------------------------------------------------
       8.      WITHHOLDING                                           $     0                                                $    0
       ----------------------------------------------------------------------------------------------------------------------------
       9.      SALES                                                 $     0                                                $     0
       ----------------------------------------------------------------------------------------------------------------------------
       10.     EXCISE                                                $28,000           $ 10,000           $ 28,000          $10,000
       ----------------------------------------------------------------------------------------------------------------------------
       11.     UNEMPLOYMENT                                          $     0                                                $     0
       ----------------------------------------------------------------------------------------------------------------------------
       12.     REAL PROPERTY                                         $     0                                                $     0
       ----------------------------------------------------------------------------------------------------------------------------
       13.     PERSONAL PROPERTY                                     $     0           $      0           $      0          $     0
       ----------------------------------------------------------------------------------------------------------------------------
       14.     OTHER (ATTACH LIST)                                   $     0                                                $     0
       ----------------------------------------------------------------------------------------------------------------------------
       15.     TOTAL STATE & LOCAL                                   $28,000           $ 10,000           $ 28,000          $10,000
       ----------------------------------------------------------------------------------------------------------------------------
       16.     TOTAL TAXES                                           $28,000           $769,754           $787,754          $10,000
       ----------------------------------------------------------------------------------------------------------------------------

       * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

       ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

-------------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                        Monthly Operating Report

   ------------------------------------------------
   CASE NAME: KITTY HAWK AIRCARGO, INC.              ACCRUAL BASIS-5
   ------------------------------------------------

   ------------------------------------------------
   CASE NUMBER: 400-42142-BJH-11                        02/13/95, RWD, 2/96
   ------------------------------------------------


   The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                            MONTH: SEPTEMBER, 2001
            TOTAL CASH                                                             -------------------------------------------------
   -----------------------------------------
   BANK RECONCILIATIONS
                                                    Account #1              Account #2            Account #3
   --------------------------------------------------------------------------------------------------------------------------------
   A.           BANK:                               Bank One
   --------------------------------------------------------------------------------------------------------------------------------
   B.           ACCOUNT NUMBER:                             100130152                                                TOTAL
   --------------------------------------------------------------------------------------------------------------------------------
   C.           PURPOSE (TYPE):                     Operating Account
   --------------------------------------------------------------------------------------------------------------------------------
   1.      BALANCE PER BANK STATEMENT                             $0                                                      $     0
   --------------------------------------------------------------------------------------------------------------------------------
   2.      ADD: TOTAL DEPOSITS NOT CREDITED                       $0                                                      $     0
   --------------------------------------------------------------------------------------------------------------------------------
   3.      SUBTRACT: OUTSTANDING CHECKS                           $0                                                      $     0
   --------------------------------------------------------------------------------------------------------------------------------
   4.      OTHER RECONCILING ITEMS                                $0                                                      $     0
   --------------------------------------------------------------------------------------------------------------------------------
   5.      MONTH END BALANCE PER BOOKS                            $0                    $0                    $0          $     0
   --------------------------------------------------------------------------------------------------------------------------------
   6.      NUMBER OF LAST CHECK WRITTEN
   --------------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------
   INVESTMENT ACCOUNTS

   --------------------------------------------------------------------------------------------------------------------------------
                                                  DATE OF                 TYPE OF              PURCHASE              CURRENT
   BANK, ACCOUNT NAME & NUMBER                   PURCHASE               INSTRUMENT              PRICE                 VALUE
   --------------------------------------------------------------------------------------------------------------------------------
   7.
   --------------------------------------------------------------------------------------------------------------------------------
   8.
   --------------------------------------------------------------------------------------------------------------------------------
   9.
   --------------------------------------------------------------------------------------------------------------------------------
   10.
   --------------------------------------------------------------------------------------------------------------------------------
   11.     TOTAL INVESTMENTS                                                                                   $0         $     0
   --------------------------------------------------------------------------------------------------------------------------------

   -----------------------------------------
   CASH
   --------------------------------------------------------------------------------------------------------------------------------
   12.     CURRENCY ON HAND                                                                                               $18,835
   --------------------------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------------
   13.     TOTAL CASH - END OF MONTH                                                                                      $18,835
   --------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

       --------------------------------------------
       CASE NAME:  KITTY HAWK AIRCARGO, INC.         ACCRUAL BASIS-6
       --------------------------------------------

       --------------------------------------------
       CASE NUMBER:  400-42142-BJH-11                     02/13/95, RWD, 2/96
       --------------------------------------------

                                                          MONTH: SEPTEMBER, 2001

       --------------------------------------------
       PAYMENTS TO INSIDERS AND PROFESSIONALS
       --------------------------------------------

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
       CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

       ----------------------------------------------------------------
                                    INSIDERS
       ----------------------------------------------------------------
                                TYPE OF         AMOUNT     TOTAL PAID
             NAME               PAYMENT          PAID        TO DATE
       ----------------------------------------------------------------
       1.   Clark Stevens     Salary             $15,833     $360,416
       ----------------------------------------------------------------
       2.   Donny Scott       Salary             $13,333     $291,666
       ----------------------------------------------------------------
       3.   Susan Hawley      Salary             $     0     $ 41,667
       ----------------------------------------------------------------
       4.
       ----------------------------------------------------------------
       5.
       ----------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO INSIDERS                          $29,166     $693,749
       ----------------------------------------------------------------

       -------------------------------------------------------------------------------------------------------------------------
                                                               PROFESSIONALS
       -------------------------------------------------------------------------------------------------------------------------
                                               DATE OF COURT                                                            TOTAL
                                             ORDER AUTHORIZING        AMOUNT          AMOUNT        TOTAL PAID        INCURRED
                          NAME                    PAYMENT            APPROVED          PAID           TO DATE        & UNPAID*
       -------------------------------------------------------------------------------------------------------------------------
       1.   SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
       -------------------------------------------------------------------------------------------------------------------------
       2.
       -------------------------------------------------------------------------------------------------------------------------
       3.
       -------------------------------------------------------------------------------------------------------------------------
       4.
       -------------------------------------------------------------------------------------------------------------------------
       5.
       -------------------------------------------------------------------------------------------------------------------------
       6.   TOTAL PAYMENTS
            TO PROFESSIONALS                                               $0              $0              $0               $0
       -------------------------------------------------------------------------------------------------------------------------

       *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

       ---------------------------------------------------------------------------------------------
       POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
       PROTECTION PAYMENTS
       ---------------------------------------------------------------------------------------------

       ---------------------------------------------------------------------------------------------
                                                    SCHEDULED             AMOUNTS
                                                     MONTHLY               PAID           TOTAL
                                                     PAYMENTS             DURING         UNPAID
                             NAME OF CREDITOR          DUE                 MONTH      POSTPETITION
       ---------------------------------------------------------------------------------------------
       1.   PEGASUS                               $  403,000          $  403,000                $0
       ---------------------------------------------------------------------------------------------
       2.   CORPORATE TRUST/TRANSAMERICA          $  206,590          $  413,180                $0
       ---------------------------------------------------------------------------------------------
       3.   PROVIDENT                             $  125,000          $  125,000                $0
       ---------------------------------------------------------------------------------------------
       4.   COAST BUSINESS                        $  262,000          $  262,000                $0
       ---------------------------------------------------------------------------------------------
       5.   WELLS FARGO                           $  209,750          $  209,750                $0
       ---------------------------------------------------------------------------------------------
       6.   TOTAL                                 $1,206,340          $1,412,930                $0
       ---------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        -------------------------------------
        CASE NAME: KITTY HAWK AIRCARGO, INC.        ACCRUAL BASIS-7
        -------------------------------------

        -------------------------------------
        CASE NUMBER: 400-42142-BJH-11                   02/13/95, RWD, 2/96
        -------------------------------------

                                                      MONTH: SEPTEMBER, 2001
                                                             -------------------

        ----------------------
        QUESTIONNAIRE

        ---------------------------------------------------------------------------------------------------------------------
                                                                                               YES                NO
        ---------------------------------------------------------------------------------------------------------------------
        1.     HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                                 X
               THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
        ---------------------------------------------------------------------------------------------------------------------
        2.     HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                                                     X
               OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
        ---------------------------------------------------------------------------------------------------------------------
        3.     TOTAL CASH                                                                                         X
               LOANS) DUE FROM RELATED PARTIES?
        ---------------------------------------------------------------------------------------------------------------------
        4.     HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                           X
               THIS REPORTING PERIOD?
        ---------------------------------------------------------------------------------------------------------------------
        5.     HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                                                   X
               DEBTOR FROM ANY PARTY?
        ---------------------------------------------------------------------------------------------------------------------
        6.     ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                       X
        ---------------------------------------------------------------------------------------------------------------------
        7.     ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                                 X
               PAST DUE?
        ---------------------------------------------------------------------------------------------------------------------
        8.     ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                   X
        ---------------------------------------------------------------------------------------------------------------------
        9.     ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                         X
        ---------------------------------------------------------------------------------------------------------------------
        10.    ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                                                     X
               DELINQUENT?
        ---------------------------------------------------------------------------------------------------------------------
        11.    HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                                                    X
               REPORTING PERIOD?
        ---------------------------------------------------------------------------------------------------------------------
        12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                    X
        ---------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        a) 1: $5,169,786 Loss on Release of Aircraft N750US & N751US back to Lessor, including Deposit, Asset Values, & Mtx Reserves
        ------------------------------------------------------------------------
        b) 4: Payments made to Flight Safety Boeing Training, in accordance with BR Court Order
        ------------------------------------------------------------------------


        ----------------------
        INSURANCE
        ---------------------------------------------------------------------------------------------------------------------
                                                                                               YES                NO
        ---------------------------------------------------------------------------------------------------------------------

        1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                           X
               NECESSARY INSURANCE COVERAGES IN EFFECT?
        ---------------------------------------------------------------------------------------------------------------------
        2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                           X
        ---------------------------------------------------------------------------------------------------------------------
        3.     PLEASE ITEMIZE POLICIES BELOW.
        ---------------------------------------------------------------------------------------------------------------------

        IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

        ________________________________________________________________________

        ________________________________________________________________________

        ---------------------------------------------------------------------------------------------------------------------
                                                        INSTALLMENT  PAYMENTS
        ---------------------------------------------------------------------------------------------------------------------
                    TYPE  OF                                                                       PAYMENT AMOUNT
                     POLICY                           CARRIER                 PERIOD COVERED         & FREQUENCY
        ---------------------------------------------------------------------------------------------------------------------
        ---------------------------------------------------------------------------------------------------------------------
               SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11
        ---------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------

        ---------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

================================================================================


    -----------------------------------------------
    CASE NAME:  KITTY HAWK AIRCARGO, INC.              FOOTNOTES SUPPLEMENT
    -----------------------------------------------

    -----------------------------------------------
    CASE NUMBER:  400-42142-BJH-11                     ACCRUAL BASIS
    -----------------------------------------------

                                             MONTH:       SEPTEMBER, 2001
                                                   -----------------------------

    ----------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS             LINE
      FORM NUMBER             NUMBER                                   FOOTNOTE / EXPLANATION
    ----------------------------------------------------------------------------------------------------------------------
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
          2                     13              SFAS 121 Writedown of $61,041,310 of Assets, due to USPS W-Net cancel 8/01
    ----------------------------------------------------------------------------------------------------------------------
                                                   SFAS 121 Writedown Adjustment of $257,832 in 9/01
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
          3                      8              All cash received into the subsidiary cash account is swept
    ----------------------------------------------------------------------------------------------------------------------
                                                   each night to Kitty Hawk, Inc. Master Account
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
          3                     31              All disbursements (either by wire transfer or check), including payroll,
    ----------------------------------------------------------------------------------------------------------------------
                                                   are disbursed out of the Kitty Hawk, Inc. controlled disbursement
    ----------------------------------------------------------------------------------------------------------------------
                                                   account.
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
          4                      6              All assessments of uncollectible accounts receivable are done
    ----------------------------------------------------------------------------------------------------------------------
                                                   at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
    ----------------------------------------------------------------------------------------------------------------------
                                                   down to Inc.'s subsidiaries as deemed necessary.
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
          6                   Insiders          Payments to insiders include a portion of the Court approved retention
    ----------------------------------------------------------------------------------------------------------------------
                                                   payments in the month of January.
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
          6                 Notes/Leases        Republic aircraft N901RF & N902RF were returned to lessor 2/28/01,
    ----------------------------------------------------------------------------------------------------------------------
                                                   terminating their lease commitments.  TransAmerica aircraft N750US
    ----------------------------------------------------------------------------------------------------------------------
                                                   & N751US were erroneously ommitted from previous filings.
    ----------------------------------------------------------------------------------------------------------------------
                                                   TransAmerica a/c to be returned
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
          7                      3              All insurance policies are carried in the name of Kitty Hawk, Inc. and its
    ----------------------------------------------------------------------------------------------------------------------
                                                   subsidiaries. Therefore, they are listed here accordingly.
    ----------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------------
          3                      3              The current general ledger system is not able to provide a detail of
    ----------------------------------------------------------------------------------------------------------------------
                                                   customer cash receipts segregated by prepetition and post petition
    ----------------------------------------------------------------------------------------------------------------------
                                                   accounts receivable.
    ----------------------------------------------------------------------------------------------------------------------

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE NUMBER:  400-42142-BJH-11

Details of Other Items                                  SEPTEMBER, 2001


ACCRUAL BASIS-1

8.    OTHER (ATTACH LIST)                           $   (14,751,041)Reported
                                                    ----------------
           Intercompany Receivables                     (22,270,639)
           Deposits - State Street Bank (TA Air)                  0
           Deposits - Landing & Parking                      54,000
           Deposits - Ventura Aerospace                      65,125
           Deposits - Rent                                  113,643
           Deposits - Misc                                  642,125
           A/C Held for Resale                            6,551,972
           Intangible - Mather                               92,733
                                                    ----------------
           TOTAL CASH                                   (14,751,041)Detail
                                                    ----------------
                                                                  - Difference

14.   OTHER (ATTACH LIST)                           $     2,020,505 Reported
                                                    ----------------
           Deposits - Aircraft Leases                     2,020,505
           Intangible - ATAZ STC                                  0
                                                    ----------------
                                                          2,020,505 Detail
                                                    ----------------
                                                                  - Difference

22.   OTHER (ATTACH LIST)                           $   (30,520,575)Reported
                                                    ----------------
           Accrued A/P                                    2,507,504
           Deposit held for ATAZ sale                             0
           Accrued Salaries & Wages                         969,775
           Accrued 401K & Misc PR Deductions                106,151
           Accrued PR Taxes (FICA)                           71,286
           Accrued Fuel Exp                               2,053,333
           Accrued Interest                                 508,046
           Accrued Maintenance Reserves                  (1,129,114)
           Accrued Fed Income Tax (Post)                (35,607,556)
                                                    ----------------
                                                        (30,520,575)Detail
                                                    ----------------
                                                                  - Difference

27.   OTHER (ATTACH LIST)                           $    21,068,395 Reported
                                                    ----------------
           Accrued A/P                                    6,532,302
           Accrued Maintenance Reserves                  10,267,512
           Accrued Fed Income Tax (Pre)                   3,332,363
           Accrued Taxes - Other                                446
           FINOVA Equip Accrued                             307,272
           Pegasus Lease Incentive                          628,500

                                                    ----------------
                                                         21,068,395 Detail
                                                    ----------------
                                                                  - Difference

CASE NAME: KITTY HAWK AIRCARGO, INC.

CASE NUMBER: 400-42142-BJH-11

Details of Other Items                                    SEPTEMBER, 2001



ACCRUAL BASIS-2

13. OTHER (ATTACH LIST)                                  $ 5,915,885  Reported
                                                     ---------------
       Aircraft Expense                                    1,497,485
       Maintenance                                         1,334,431
       Fuel                                                   79,291
       Ops Wages                                           2,040,205
       Ops Wages-Grnd                                        112,691
       Ground Handling                                         5,844
       Other Operating Exp                                   588,106
       SFAS 121 Write-down of Assets, W-Net Cancel           257,832

                                                     ---------------
                                                           5,915,885  Detail
                                                     ---------------
                                                                   -  Difference


16  NON OPERATING INCOME (ATT. LIST)                           ($155) Reported
                                                     ---------------
       Non-Op Income                                            (155) Detail
                                                     ---------------
                                                                   -  Difference

17  NON OPERATING EXPENSE (ATT. LIST)                    $         0  Reported
                                                     ---------------
       Non-Op Expense                                              -  Detail
                                                     ---------------
                                                                   -  Difference

21  OTHER (ATTACH LIST)                                  $   495,013  Reported
                                                     ---------------
       (Gain)/Loss on Sale of Assets                       5,168,403
       Credit for Allocation of A/C Costs to KH I/C       (4,673,390)

                                                     ---------------
                                                             495,013  Detail
                                                     ---------------
                                                                   -  Difference


ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                                   (7,793,784) Reported
                                                     ---------------
       Transfer to Inc - all money sweeps                 (7,793,784) Detail
                                                     ---------------
         to KH Inc. Case #400-42141                                -  Difference
                                                     ---------------